EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


                                                      Chapter 11

IN RE: BETHLEHEM STEEL CORPORATION, ET AL.,          Case No. 01-15288 (BRL)
                 Debtors                             through 01-15302, 01-15308
                                                     through 01-15315 (BRL)


                         MONTHLY OPERATING STATEMENT FOR
                   THE PERIOD NOVEMBER 1 TO NOVEMBER 30, 2003


DEBTORS' ADDRESS:    Bethlehem Steel Corporation
                     1170 Eighth Avenue
                     Bethlehem, PA 18018

DISBURSEMENTS:  November 1 to November 30, 2003 (millions):        $0.6
     (see attached schedule for disbursements by Debtor)

DEBTORS' ATTORNEY:   Weil, Gotshal & Manges LLP
                     767 Fifth Avenue
                     New York, NY 10153
                     Jeffrey L. Tanenbaum (JT 9797)
                     George A. Davis (GD 2761)


REPORT PREPARER:     Bethlehem Steel Corporation

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

           The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein, is complete, accurate and truthful to the best of my knowledge.




DATE: December 22, 2003                       /s/ Edmund P. Reybitz
                                              ---------------------------------
                                              Edmund P. Reybitz
                                              Vice President, Treasurer
                                              and Chief Financial Officer

                           BETHLEHEM STEEL CORPORATION
    Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)

              CONSOLIDATED STATEMENT OF RECEIPTS AND DISBURSEMENTS FOR THE PERIOD NOVEMBER 1, 2003 TO NOVEMBER 30, 2003
                              (dollars in millions)





RECEIPTS:
  Returned premiums from insurance policies                               0.2
                                                          --------------------
     Total Receipts                                                       0.2

DISBURSEMENTS:
  Accrued employee benefits                                              (1.9)
  Other                                                                   1.9
  Reorganization costs                                                    0.6
                                                          --------------------
     Total Disbursements                                                  0.6
                                                          --------------------

CASH ON HAND, BEGINNING                                                  83.7
                                                          --------------------

CASH ON HAND, ENDING                                                    $83.3
                                                          ====================



















The accompanying Notes are an integral part of the Consolidated Statement of Receipts and Disbursements.

                           BETHLEHEM STEEL CORPORATION
    CASE NO. 01-15288 (BRL) THROUGH 01-15302, 01-15308 THROUGH 01-15315 (BRL)

        NOTES TO NOVEMBER 30, 2003 CONSOLIDATED STATEMENT OF RECEIPTS AND
                                 DISBURSEMENTS
                                  (unaudited)

1. This Consolidated Statement of Receipts and Disbursements is unaudited and should be read together with audited financial statements in Bethlehem's Annual Report on Form 10-K for the year ended December 31, 2002 and other reports filed with the Securities and Exchange Commission during 2003.

On October 15, 2001, Bethlehem Steel Corporation and 22 of its wholly owned subsidiaries (collectively, the Debtors) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the Code) in the United States Bankruptcy Court for the Southern District of New York (the Court).

On March 12, 2003, we signed an asset purchase agreement (APA) to sell substantially all of our assets to a subsidiary of International Steel Group, Inc. (ISG) for cash, ISG Class B common stock and the assumption of certain liabilities. The APA was approved by the Court on April 22, 2003. In connection with the approval of the APA, among other matters, the United Steelworkers of America agreed to release substantially all claims against Bethlehem and subsidiary companies; the trustees of the funds under the Coal Industry Health Benefit Retiree Act of 1992 agreed to withdraw their civil action filed on March 18, 2003 in the United States District Court for the District of Columbia for injunctive relief and agreed to settle certain claims against Bethlehem and "related persons"; and the Pension Benefit Guaranty Corporation (PBGC) agreed to release certain claims against any member of Bethlehem's "controlled group" under Title IV of ERISA.

Closing of the sale of substantially all of our assets to ISG was completed on May 7, 2003, however, the effective closing date for financial purposes is the opening of business on May 1, 2003. At closing Bethlehem received approximately $752 million in cash and a $120 million receivable that has been subsequently collected, the total of which is expected to be sufficient to satisfy all allowed secured, administrative and priority claims, with any excess cash being paid to ISG before Bethlehem's chapter 11 case is closed. Bethlehem also received at closing ISG Class B common stock, with an expected value of $15 million, that together with any bankruptcy avoidance claims are the only assets available to distribute to allowed pre-petition unsecured creditors. Under the terms of the APA, the class B common stock will be returned to ISG if all allowed secured, administrative and priority claims are not paid. No value will be distributed to Bethlehem's common, preferred or preference equity holders.

The terms of the APA required a minimum level of working capital at April 30,2003. Subsequent to the sale, Bethlehem and ISG determined that ISG was due approximately $9 million for adjustments to April 30, 2003 working capital. Bethlehem returned this amount to ISG during August 2003.

As a result of the sale of substantially all of our assets to ISG, Bethlehem no longer has operations effective April 30, 2003 and is in the process of liquidating. Bethlehem filed a Chapter 11 Plan of Liquidation (the Plan) and a Disclosure Statement with the Court on July 29, 2003. At a hearing held on October 22, 2003, the Court confirmed the Plan. Under the terms of the Plan, all administrative expense claims, priority and non-priority tax claims and all other secured claims will be satisfied and Bethlehem and its debtor subsidiaries will either be dissolved or merged into another debtor, as appropriate. Bethlehem expects this process will be completed by December 31, 2003. Upon dissolution, a liquidating trust will be formed to distribute to allowed unsecured creditors the $15 million in ISG class B common stock or the proceeds from the sale of such stock, $0.6 million in proceeds from a benefit trust and proceeds from any bankruptcy avoidance actions. No distribution will be made to Bethlehem's common, preferred or preference equity holders and the securities held by such holders will be cancelled.

On March 25, 2003, the Court approved a motion under section 1114 of the Code terminating retiree health care and life insurance benefits (OPEB) for claims incurred after March 31, 2003, for substantially all current and future retired employees and their eligible dependents. Claims incurred on or before March 31, 2003 and received on or before May 31, 2003 will be paid. If sufficient funds are available after all allowed secured, priority and administrative claims have been paid, the Court also has required Bethlehem to reimburse up to two weeks of COBRA premiums paid by Bethlehem's COBRA enrollees. Bethlehem expects to have sufficient funds for this reimbursement and has reflected the estimated amounts in other current liabilities as of November 30, 2003 in the pro-forma consolidated statement of net liabilities in Note 2.

On December 18, 2002, the PBGC filed a complaint in the United States District Court for the Eastern District of Pennsylvania alleging there was sufficient cause under applicable laws to terminate the Pension Plan of Bethlehem Steel

Corporation and Subsidiary Companies (the Pension Plan). The complaint requested, among other things, that December 18, 2002 be established as the Pension Plan's termination date and that the PBGC be appointed the Pension Plan's ERISA trustee with full responsibility for managing Pension Plan assets and administering Pension Plan benefits. By agreement dated April 30, 2003, the litigation was resolved on the basis that the Pension Plan be terminated effective December 18, 2002 and the PBGC assume the duties of ERISA trustee of the Pension Plan effective April 30, 2003. As a result of the PBGC's action to terminate Bethlehem's Pension Plan, we did not record any pension expense in 2003.

The bar date by which creditors, other than employees and former employees, were required to file proofs of claim with the Court was September 30, 2002. The bar date by which employees and former employees as creditors were required to file proofs of claim was July 11, 2003. Differences between the amounts reflected on Bethlehem's records and claims by creditors have been investigated and resolved in connection with our claims resolution process. That process is nearly complete. The ultimate number and amount of allowed claims is not presently known. It is possible that the amount of claims ultimately allowed by the Court will differ materially from the amounts presently recorded by Bethlehem. Under the terms of the APA mentioned above, the ISG Class B common stock with an expected value of $15 million, $0.6 million in proceeds from a benefit trust and proceeds from any bankruptcy avoidance claims are the only assets available for distribution to allowed pre-petition unsecured claims.

On September 30, 2003 the Court approved an order settling a lawsuit filed by certain former employees related to severance benefits earned. Bethlehem disbursed about $7 million in October 2003 related to this settlement.

2. As a result of the events mentioned in Note 1, Bethlehem recorded a loss for impairment of long-lived assets of approximately $2.3 billion and a loss for unrecognized past service cost resulting from the termination of OPEB of $10 million in March 2003. In addition, Bethlehem adopted the liquidation basis of accounting as of April 30, 2003. The liquidation basis of accounting required Bethlehem to accrue approximately $28 million as an estimate for expenses to be incurred during the period through closing the chapter 11 case. It also requires that assets be stated at their estimated net realizable value which was accomplished with the impairment charge recognized in March 2003. Bethlehem also adjusted certain liabilities to reflect net realizable value. Bethlehem's pre-petition unsecured liabilities of approximately $6 billion continue to be valued at their historical basis until "legal release" by the Court. This release will occur upon the effective date of Bethlehem's Chapter 11 Plan.

The pro forma consolidated statement of net liabilities as of April 30, 2003 and November 30, 2003 reflecting (1) the adoption of the liquidation basis of accounting, (2) the sale of substantially all of our assets to ISG and (3) the revaluation of liabilities upon "legal release" to their anticipated settlement value and other required adjustments and (4) May through November 2003 transactions follows ($ in millions):


BETHLEHEM STEEL CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF NET LIABILITIES
APRIL 30 AND NOVEMBER 30, 2003

                                       Net                                                                Pro Forma
                                   Liabilities          (a)           Pro Forma            (b)             November
ASSETS                              April 30        Adjustments        April 30       Transactions            30
                                  -------------     ------------     ------------     -------------      ------------
  Current Assets:
    Cash and cash
      Equivalents                 $      90.2       $      7.8       $     98.0       $     (14.7)       $      83.3
    Receivables                         377.3           (257.3)           120.0            (120.0)               -
    Inventories                         703.0           (703.0)             -                 -                  -
    Other current assets                 15.0             (5.0)            10.0              (9.6)               0.4
                                  -------------     ------------     ------------     -------------      ------------
  Total Current Assets                1,185.5           (957.5)           228.0            (144.3)              83.7
  Investments and
    Miscellaneous Assets                 12.0              3.0             15.0               -                 15.0
  Property, Plant and
    Equipment - net                     347.1           (347.1)             -                 -                  -
                                  -------------     ------------     ------------     -------------      ------------
  Total Assets                        1,544.6         (1,301.6)           243.0            (144.3)              98.7
                                  -------------     ------------     ------------     -------------      ------------

LIABILITIES
  Current Liabilities:
    Accounts payable                    202.3           (202.3)             -                 -                  -
    Accrued employment
      Costs                              91.4             10.6            102.0             (97.8)               4.2
    Secured debt and
       capital lease
       obligations-current              690.1           (690.1)             -                 -                  -
    Other current liabilities           108.0             33.0            141.0             (46.5)              94.5
                                  -------------     ------------     ------------     -------------      ------------
  Total Current Liabilities           1,091.8           (848.8)           243.0            (144.3)              98.7
  Secured Debt and
    Capital Lease
    Obligations                          80.1            (80.1)             -                 -                  -
  Deferred Gains and
    Other Long-Term
    Liabilities                         116.7           (116.7)             -                 -                  -

  Liabilities Subject to
    Compromise                        6,077.7         (6,077.7)             -                 -                  -
                                  -------------     ------------     ------------     -------------      ------------
  Total Liabilities                   7,366.3         (7,123.3)           243.0            (144.3)              98.7

  Net Liabilities                 $  (5,821.7)      $  5,821.7       $       -        $        -         $        -
                                  =============     ============     ============     =============      ============


Notes:
a- To reflect sale of substantially all of Bethlehem's assets to ISG and to write-down liabilities of approximately $5.9 billion to anticipated settlement amount and to record other required adjustments.

b- To reflect May through November transactions and adjust anticipated settlement amounts.

                           BETHLEHEM STEEL CORPORATION
    Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)
                            Monthly Operating Report
                            Schedule of Disbursements


                                                               Month Ended
(dollars in thousands)                                      November 30, 2003
                                                            -----------------

Bethlehem Steel Corporation                                             $538
Alliance Coatings Company, LLC                                           123
BethEnergy Mines Inc.                                                      0
Bethlehem Cold Rold Corporation                                            0
Bethlehem Development Corporation                                          0
Bethlehem Rail Corporation                                                 0
Bethlehem Steel de Mexico, S.A. de C.V.                                    0
Bethlehem Steel Export Company of Canada, Limited                          0
Bethlehem Steel Export Corporation                                         0
BethPlan Corp.                                                             0
Chicago Cold Rolling, L.L.C.                                               0
Eagle Nest Inc.                                                            0
Encoat North Arlington, Inc.                                               0
Energy Coatings Company                                                    0
Greenwood Mining Corporation                                               0
HPM Corporation                                                            0
Kenacre Land Corporation                                                   0
LI Service Company                                                         0
Marmoraton Mining Company, Ltd.                                            0
Mississippi Coatings Limited Corporation                                   0
Mississippi Coatings Line Corporation                                      0
Ohio Steel Service Company, LLC                                            0
Primeacre Land Corporation                                                 0

                                                            -----------------
                                                                        $661



Note:   Inter-company disbursements are excluded from this schedule.

                           BETHLEHEM STEEL CORPORATION
    CASE NO. 01-15288 (BRL) THROUGH 01-15302, 01-15308 THROUGH 01-15315 (BRL)


           Post petition salaries and wages, including employee withholdings and employer related payroll taxes, have been paid in the ordinary course of business.

Other post petition taxes, including those for sales and use taxes, property taxes and other taxes have been paid in the ordinary course of business.

All insurance policy premiums due, including those for workers' compensation and disability insurance have been paid. Accordingly, all such policies remain in force.

Details for the above transactions will be provided to the U.S. Trustee upon request.